UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File number 811-09134

MANOR INVESTMENT FUNDS, INC.
15 Chester Commons
Malvern, PA 19355

AGENT FOR SERVICE:
Daniel A. Morris
Manor Investment Funds, Inc.
15 Chester Commons
Malvern, Pa 19355

Registrant’s telephone number, including area code: 1-610-722-0900
Date of fiscal year end: December 31, 2007
Date of reporting period: April 1, 2007 – June 30, 2007
Form N-Q is to be used by a registered management investment company, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Schedule of Investments

2nd Quarter Report
June 30, 2007
(Unaudited)
Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com
Managed by:
Morris Capital Advisors, LLC

15 Chester Commons
Malvern, PA 19355
June 30, 2007
Dear Fellow Shareholders:
     Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.
The High Dive
     Like most people, I can remember some insignificant events of my youth as if they occurred yesterday. One that comes to mind happened on a hot summer day when I was barely a teenager. I was at a country fair and the main attraction was a high-dive from a 50 foot platform into 18 inches of water that had been hyped on the radio all week. I remember that the diving platform was secured on a grassy knoll, and at its base was one of those backyard pools that were popular then. It was circular, about fifteen feet across, with aluminum sides about two feet high with a blue on white design, and a blue liner. As the workers made final preparations and filled the pool, people stopped by to check the depth of the water and speculate how the diver could perform such a feat.
     As the appointed hour grew closer the crowd grew, pushing ever closer to the pool, buzzing about the spectacle, growing ever more excited. I elected to observe from a distance figuring that I would have a better view, while avoiding the crush of the crowd. Anticipation grew as the diver appeared and scaled the tower. More and more people left the other attractions and pushed closer until the crowd was a dozen people thick pushing all the way up to the side of the pool. The diver reached the top of the platform, and after pausing for dramatic effect, performed a swan dive, ending with a perfectly executed belly flop into the pool.
     When he hit the water the force of his impact pushed the water out against the sides of the pool, and with nowhere else to go, it shot up ten feet into the air. The wall of water soaked everyone in the crowd and they scattered in all directions, soaked head to toe.
     Investors today seem to be pushing up against the edge of the pool in their excitement for many of the investment strategies that have become popular today. Their desire to be in on the action, and unwillingness to miss what everyone is talking about, has led them to take on more risk than they realize. The yield difference between junk bonds and US Treasuries is as low as it has been in the last ten years. Risk in the equity market is also lower than any time in the last ten years. When you add the use of esoteric investment securities, complex trading strategies, and leveraged portfolios it means that investors are assuming more risk than they realize, with less compensation. As more investors crowd into these strategies they run the risk of getting soaked by something unexpected, and as they rush for the exit they may find themselves trapped in the crowd.
     As an example, look no further than the use of sub-prime mortgages to fund the housing bubble, and overly generous lending standards in private equity buyout deals. The default risk of lenders in the form of banks, insurance companies and pension funds could easily exceed $500 billion in the mortgage market and is probable far more than they expect in the leveraged buyout deals. If these institutional investors are forced to unwind positions in an unfavorable market environment the impact could spread to ordinary investors, as well.

The Manor Fund
     The Manor Fund rose 5.64%, net of all fees and expenses, during the quarter ending June 30, 2007, underperforming the S&P 500 index, and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (6.28% and 6.41%, respectively). The Fund continues to outperform both the S&P 500 index and the Lipper Large-Cap Core mutual fund index for the trailing 3-year and 5-year periods ending June 30, 2007, with returns of 12.45%, and 12.63%, compared to the S&P 500 (11.66%, and 10.69%), and the Lipper mutual fund index (10.87% and 9.34%).
     During the 2nd quarter of 2007 the Fund was helped by gains in Alcan, Occidental Petroleum, Endo Pharmaceuticals, Weatherford International, and Intel Corp. Alcan jumped after receiving a buyout offer from Alcoa. Occidental Petroleum, an oil producer, and Weatherford International, an operator of offshore drilling rigs, rallied steadily throughout the quarter as higher oil prices raised investor expectations for future revenue and profit growth. Endo Pharmaceutical rose after reporting sharply higher revenue and earnings, and reaffirming revenue and profit expectations for the full year. Intel rose after reporting revenue and earnings growth better than expectations. Intel also received several analyst upgrades based on the expectation that Intel will reestablish its competitive advantage over its main competitor, Advanced Micro Devices, on both a cost and performance basis.
     Notable laggards during the 2nd quarter include JCPenney, Nucor, Best Buy, Colgate Palmolive, and Bank of America. JCPenney declined steadily, despite reporting strong revenue and earnings growth, as investors focused on weak same-store sales. Nucor declined after announcing that soft demand could substantially reduce profits. This decline in demand is effecting the entire industry and not just Nucor. Best Buy, an electronics retailer, declined in a weak retail environment on concerns that a slowdown in consumer spending could hurt sales. The shares improved late in the quarter after the company announced a large share repurchase. Bank of America declined over concerns about sub-prime mortgage loans in its portfolio.
     During the quarter we sold Alcan and Vornado Realty Trust and purchased Boeing. We sold Alcan after the buyout offer gave us the opportunity to exit the position at a substantial profit. We sold Vornado as rising interest rates contributed to a lower valuation for this real estate investment trust. We used some of the proceeds from these sales to purchase Boeing at an attractive valuation based on the expectation of continued profit growth from strong orders for its newly designed 787 airliner.
The Growth Fund
     The Growth Fund rose 4.90%, net of all fees and expenses, during the quarter ending June 30, 2007, underperforming the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (6.28% and 6.58%, respectively). The Fund continues to outperform the Lipper Large-Cap Growth mutual fund index for the trailing 3-year and 5-year periods ending June 30, 2007, with returns for the Fund of 8.82% and 9.97%, compared to the Lipper returns of 8.45% and 7.68%. The Fund returned 2.96% since inception, outperforming both the S&P 500 and the Lipper mutual fund index (2.79% and –2.35%, respectively).
(Continued on page 10)

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
June 30, 2007
(Unaudited)
Portfolio of Investments

		Market
Description	Shares	Value

COMMON STOCKS —90.7%

Consumer Discretionary — 8.6%
Best Buy, Inc.	2,679	$125,029
Home Depot	2,590	101,916
JCPenney	1,912	138,391

		365,336

Consumer Staples — 9.5%
Colgate Palmolive	2,001	129,765
Pepsico, Inc.	2,383	154,537
Wal-Mart	2,543	122,344

		406,646

Energy — 10.4%
Devon Energy	1,405	109,997
Nabors Ind.*	2,620	87,456
Occidental Pet.	2,626	151,993
Weatherford Int. *	1,689	93,300

		442,746

Financial — 15.6%
Allstate Insurance	1,830	112,563
Bank of America	1,618	79,104
Chubb	2,327	125,984
Citigroup, Inc.	2,099	107,658
Freddie Mac	1,574	95,542
Prudential Finl.	1,504	146,234

		667,085

Health Care — 10.2%
Amgen Inc.*	1,659	91,726
Endo Pharm.*	4,130	141,370
Johnson &Johnson	1,435	88,425
Wellpoint, Inc. *	1,405	112,161

		433,682

Industrial — 10.4%
Boeing	1,311	126,066
Dover Corp.	1,604	82,044
General Electric	2,625	100,485
Norfolk Southern	2,580	135,631

		444,226

Information Technology — 16.3%
Amphenol Corp-A	3,662	130,550
Applied Materials	6,365	126,472
Cisco Systems *	2,633	73,329
Citrix Systems *	2,970	100,000
Intel Corp.	3,173	75,327
Int. Bus. Machines	1,072	112,828
Jabil Circuit	3,494	77,113

		695,619

Material — 1.9%
Nucor Corp.	1,367	80,175

		80,175

Telecomm. — 3.8%
AT & T, Inc.	3,923	162,804

		162,804

Utility — 4.1%
Exelon	2,382	172,933

		172,933

TOTAL COMMON STOCKS (Cost $2,978,446)		3,871,252

SHORT-TERM INVESTMENTS — 9.2%
1st Amer. Gov. Fund	277,020	277,020
1st National M Mkt	117,294	117,294

TOTAL SHORT-TERM INVESTMENTS (Cost $394,314		394,314

TOTAL INVESTMENTS — 100.0% (Cost $3,372,760)		4,265,566

Other Assets less Liabilities — Net — 0.1%		4,880

NET ASSETS 100.0%		$4,270,446

*Non-income producing during the period

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Fund and Performance Information
June 30, 2007
(Unaudited)
Fund Performance
Quarter and Annualized Total Return for Periods Ending June 30, 2007

		S&P 500	Lipper LC
	Manor Fund	Index	Core Funds
2nd Quarter	5.64%	6.28%	6.41%
1-Year	8.70%	20.57%	19.11%
3-Year Annualized	12.45%	11.66%	10.87%
5-Year Annualized	12.63%	10.69%	9.34%
Annualized since inception 9/26/95	6.45%	10.19%	7.20%
Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Holdings and Industry Sectors

Top Company Holdings
% of
Company	Net Assets
Exelon	4.1%
AT & T	3.8%
Occidental Petro.	3.6%
Pepsico	3.6%
Prudential Finl.	3.4%

Top Industry Sectors
% of
Industry	Net Assets
Information Tech.	16.3%
Financial	15.6%
Industrial	10.4%
Energy	10.4%
Health Care	10.2%

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments
June 30, 2007
(Unaudited)
Portfolio of Investments

		Market
Description	Shares	Value

COMMON STOCKS — 97.4%

Consumer Discretionary — 18.4%
Bed, Bath, Beyond *	2,377	$85,548
Coach Inc. *	2,887	136,815
Fortune Brands	1,247	102,715
Kohls Corp.*	2,779	197,393
Mohawk Ind. *	1,330	134,051
News Corp., Inc.	6,665	152,895
Staples	5,781	137,183

		946,600

Consumer Staples — 5.3%
Constellation *	5,093	123,658
Procter & Gamble	2,476	151,506

		275,164

Energy — 4.7%
Baker-Hughes	1,298	109,201
Valero Energy	1,825	134,794

		243,995

Financial — 9.7%
Ace Limited	2,940	183,809
American Int. Grp.	1,233	86,347
Capital One	1,691	132,642
Etrade Financial *	4,394	97,063

		499,861

Health Care — 22.5%
Express Scripts *	3,906	195,339
Forest Labs *	1,466	66,923
Genentech Inc. *	1,426	107,891
Quest Diagnostics	2,357	121,739
Schering Plough	6,370	193,903
Thermo Fisher*	3,287	170,003
Unitedhealth Group	2,420	123,759
Zimmer Holdings*	2,076	176,232

		1,155,789

Industrial — 12.1%
Fedex Corp.	1,043	115,742
Manpower	1,686	155,516
Precision Castparts	1,508	183,011
Raytheon	3,127	168,514

		622,783

Information Technology —22.7%
Apple Inc.	1,694	206,736
EBay, Inc.*	2,730	87,851
Intel Corp.	4,027	95,601
KLA-Tencor	2,892	158,915
MEMC	3,209	196,134
Maxim	1,100	36,762
Microsoft Corp.	3,893	114,727
Texas Instruments	4,644	174,754
Xilinx, Inc.	3,537	94,685

		1,166,165

Telecomm — 2.0%
DirecTV*	4,534	104,781

		104,781

TOTAL COMMON STOCKS (Cost $4,104,705		5,015,138

SHORT-TERM INVESTMENTS — 2.6%
1st Amer. Gov. Fund	86,219	86,219
1st National M Mkt	44,347	44,347

TOTAL SHORT-TERM INVESTMENTS (Cost $130,566)		130,566

TOTAL INVESTMENTS — 100.0% (Cost $4,235,271)		5,145,704

Other Assets less Liabilities — Net — Less than 0.1%		1,248

NET ASSETS — 100.0%		$5,146,952

*Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Fund and Performance Information
June 30, 2007
(Unaudited)
Fund Performance
Quarter and Annualized Total Return for Periods Ending June 30, 2007

		S&P 500	Lipper LC
	Growth Fund	Index	Growth Funds
2nd Quarter	4.90%	6.28%	6.58%
1-Year	13.99%	20.57%	16.15%
3-Year Annualized	8.82%	11.66%	8.45%
5-Year Annualized	9.97%	10.69%	7.68%
Annualized since inception 6/30/99	2.96%	2.79%	-2.35%
     Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Holdings and Industry Sectors

Top Company Holdings
% of
Company	Net Assets
Apple, Inc.	4.0%
Express Scripts	3.8%
Kohl’s Corp.	3.8%
MEMC Electronic	3.8%
Schering Plough	3.8%

Top Industry Sectors
% of
Industry	Net Assets
Information Tech.	22.7%
Health Care	22.5%
Consumer Disc.	18.4%
Industrial	12.1%
Financial	9.7%

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments
June 30, 2007
(Unaudited)
Portfolio of Investments

	Face	Value
Description	Amount

U.S. GOVERNMENT BONDS — 86.5%

U.S. Treasury 3.250% Due 08-15-07	200,000	$199,562
U.S. Treasury 3.125% Due 10-15-08	200,000	195,437
U.S. Treasury 3.625% Due 07-15-09	250,000	243,906
U.S. Treasury 3.500% Due 12-15-09	200,000	193,625
U.S. Treasury 3.875% Due 07-15-10	400,000	388,750
U.S. Treasury 3.875% Due 02-15-13	200,000	189,875
U.S. Treasury 4.000% Due 02-15-14	200,000	189,500

TOTAL U.S. GOVERNMENT BONDS (Cost $1,600,655)		1,600,655

SHORT-TERM INVESTMENTS — 12.4%
1st American Treasury Obligation Fund	80,661	80,662
1st National Money Market	147,757	147,757

TOTAL SHORT-TERM INVESTMENTS (Cost $228,419)		228,419

TOTAL INVESTMENTS — 98.9% (Cost $1,829,074)		1,829,074

Other Assets less Liabilities — Net — 1.1%		20,171

NET ASSETS - 100.0%		$1,849,245

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund’s board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Fund and Performance Information
June 30, 2007
(Unaudited)
Fund Performance
Quarter and Annualized Total Return for Periods Ending June 30, 2007

		Lipper	Lehman
	Bond	US Gov’t	Intermediate
	Fund	Fund Index	Gov’t Index
2nd Quarter	0.10%	-0.86%	-0.08%
1-Year	4.24%	4.95%	5.24%
3-Year Annualized	1.48%	3.29%	2.63%
5-Year Annualized	1.69%	3.49%	3.28%
Annualized since inception 6/30/99	3.22%	4.97%	4.83%
Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater that it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.
Top Five Holdings

Security	% of Net Assets
US Treasury 3.875% due 7/15/10	21.0%
US Treasury 3.625% due 7/15/09	13.2%
US Treasury 3.250% due 8/15/07	10.8%
US Treasury 3.125% due 10/15/08	10.6%
US Treasury 3.500% due 12/15/09	10.5%

(Continued from page 3)
     During the 2nd quarter the Fund was helped by strong performance from Express Scripts, Apple Computer, Texas Instruments, Schering Plough, and Precision Castparts. Express Scripts, a pharmacy benefits manager, jumped after reporting earnings above expectations. This company struggled last year as the entire industry grappled with a changing environment, and now seems to be rebounding. Apple Computer rose steadily during the quarter in anticipation of the release of its new iPhone. Texas Instruments rose on the expectation of better results as demand for microchips improved and excess inventories were reduced. Schering Plough surged after reporting revenue and earnings exceeding estimates. Precision Castparts rose steadily during the quarter on higher profit margins, and strong demand for its aerospace components.
     Weak holdings in the portfolio included Kohl’s, Staples, News Corp, Bed, Bath & Beyond, and Genentech. Of the five companies in this group four were retailers in the consumer discretionary sector. Many were effected by concerns about slowing consumer spending as a result of higher energy prices, higher interest rates, and overleveraged mortgage financing. Kohl’s declined, despite reporting higher profits, better same-store sales, and raising earnings guidance. Staples declined after reporting sluggish sales growth and lowering guidance. News Corp declined after making a buyout offer for Dow Jones. Investors are concerned that the price offered is too high and that management will be distracted in attempting to overcome the obstacles to completing the deal. Bed, Bath & Beyond fell after reducing expectations following weak same-store sales. Genentech, a biopharmaceutical company, fell despite reporting strong earnings growth, as investors worried about slowing growth for some key drugs, and potential delays in new applications for existing products.
     During the quarter we sold Broadcom and Robert Half, reinvesting the proceeds in Apple Computer and Manpower. Broadcom declined on our valuation process as a result of lower growth prospects and uncertainty about ongoing patent disputes with Qualcomm. We purchased Apple because it successfully integrated the Intel microprocessor, creating a significant opportunity for market share gains. Apple is also reaping the rewards of its long-term marketing strategy targeting the next generation of computer users who have a great loyalty to the Apple brand. Robert Half, a staffing firm, has struggled to generate consistent earnings growth despite an improving economy. We elected to replace it with Manpower another staffing company with a better valuation and better international opportunities.
The Bond Fund
     The Bond Fund generated a return of 0.10%, net of all fees and expenses, for the quarter ending June 30, 2007, better than both the Lipper US Government mutual fund index (-0.86%) and the Lehman Intermediate Government index (-0.08%). For the year ending June 30, 2007, the Fund generated a return of 4.24%, as compared to the Lehman Intermediate Government Index of 5.24% and the Lipper US Government mutual fund index of 4.95%. Performance over the recent quarter reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities. The portfolio has an average yield to maturity of 4.79%, an average maturity of approximately 5.18 years, and an average duration of 2.32 years. The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk. The Fund is managed to provide a low-risk alternative for conservative investors.
Stay Dry And Enjoy The Show
     With the exception of periods of extreme overvaluations, 1999 and 2000 for example, there are always investment opportunities in the market. To take advantage of them you need to find companies at attractive prices that are well positioned in their market place. Before the market downturn just a few years ago there was a general feeling that you couldn’t go wrong with any growth oriented stock, sometimes the more aggressive the better. The bear market that followed reminded everyone that buying stocks at attractive valuations was just as important.

     Successful investors watch the crowd, but avoid getting pushed too close to the pool. Today the market is certainly not trading at the extreme valuations of just a few years ago, but it is still important to remember the basics. Hot investment strategies and story stocks make the headlines, but often disappoint over the long term when cost and execution become more difficult. As some of these risks become apparent in the consumer and financial sectors, we are adjusting our portfolios to include strong industrial and technology companies. We believe that these sectors can generate continued growth from a rebounding economy and increasing capital expenditures. In many cases these companies are global market leaders, and derive a substantial portion of their revenues and earnings from international operations. Our portfolio additions in these areas are guided by a valuation process that identifies companies with low levels of debt, strong balance sheets and substantial free cash flow to sustain them through difficult environments, should the market do a belly flop.

Sincerely,
Daniel A. Morris

Fund Office:
15 Chester County Commons
Malvern, PA 19355
610-722-0900          800-787-3334
www.manorfunds.com

Item 2. Controls and Procedures
(a)	The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures(as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits

CERTIFICATIONS
I, Daniel A. Morris, President of Manor Investment Funds, Inc., certify that:
1.	I have reviewed this report on Form N-Q of Manor Investment Funds, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedule of investments included in this Report fairly present in all material respects the investments of Manor Investment Funds as of the end of the fiscal quarter for which the report is filed.

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) and internal control over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act) for Manor Investment Funds, Inc., and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Manor Investment Funds, is made known to me by others within this entity, particularly during the period in which this report is being prepared;

(b)	[Omit]

(c)	Evaluated the effectiveness of the Manor Investment Fund’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d)	[Omit]
5.	I have disclosed to Manor Investment Fund’s auditors and the audit committee of Manor Investment Fund’s board of directors:
(a)	All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Manor Investment Fund’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Manor Investment Fund’s internal control over financial reporting.
Manor Investment Funds, Inc.

/S/ Daniel A. Morris Daniel A. Morris, President
Mr. Morris acts as Manor Investment Fund’s Principal Executive Officer and Principal Financial Officer
February 14, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the under-signed, thereunto duly authorized.

/s/ Daniel A. Morris Daniel A. Morris
President
February 14, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Daniel A. Morris Daniel A. Morris
President
February 14, 2008